                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)______

                          ----------------------------

                                 CITIBANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                       13-5266470
                                                       (I.R.S. employer
                                                       identification no.)

399 Park Avenue, New York, New York                    10043
(Address of principal executive office)                (Zip Code)

                          ----------------------------

                         Southern California Gas Company
               (Exact name of obligor as specified in its charter)

          California                                   95-1240705
     (State or other jurisdiction of                   (I.R.S. employer
     incorporation or organization)                    identification no.)

     555 West 5th Street
     Los Angeles, California                           90013
     (Address of Principal Executive Offices)          (Zip Code)

                              --------------------

                                 Debt Securities
                       (Title of the indenture securities)

Item 1. General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                    Address
          ----                                    -------
          Comptroller of the Currency,            Washington, D.C.
          Federal Reserve Bank of New York        New York, NY
          Federal Deposit Insurance Corporation   Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2. Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation

               None.

Item 16.  LIST OF EXHIBITS

          Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577)

          Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

          Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

          Exhibit 5 - Not applicable.

          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 1993 - attached)

          Exhibit 8 - Not applicable.

          Exhibit 9 - Not applicable.


                              --------------------

                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 8th day of March, 1994.


                                             CITIBANK, N.A.


                                             By /s/ R.T. Kirchner
                                               --------------------------------
                                                R.T. Kirchner
                                                Vice President

                                Charter No. 1461
                           Comptroller of the Currency
                              Northeastern District
                               REPORT OF CONDITION
                                  CONSOLIDATING
                              DOMESTIC AND FOREIGN
                                 SUBSIDIARIES OF

                                 CITIBANK, N.A.

                         of New York in the State of
                         New York, at the close of
                         business on December 31, 1993,
                         published in response to call
                         made by Comptroller of the
                         Currency, under Title 12,
                         United States Code, Section
                         161. Charter Number 1481
                         Comptroller of the Currency
                         Northeastern District.


            ASSETS
                                       Thousands of
                                          Dollars

Cash and balances due from de-
 pository institutions:
  Noninterest-bearing balances
   and currency and coin . . . . . .$  5,863,000
  Interest-bearing balances. . . . .   7,137,000
Securities . . . . . . . . . . . . .  11,442,000
Federal funds sold and securities
 purchased under agreements to
 resell in domestic offices of the
 bank and of its Edge and Agree-
 ment subsidiaries, and in IBFs:
 Federal funds sold. . . . . . . . .   1,467,000
 Securities purchased under
 agreements to resell. . . . . . . .   1,261,000
Loans and lease financing receiv-
 ables:
  Loans and leases, net of un-
   earned income . . . .$115,952,000
  LESS: Allowance for loan
   and lease losses. . . . 3,471,000
                          ----------
  Loans and leases, net of un-
   earned income and allowance . . . 112,481,000
Assets held in trading accounts. . .  15,259,000
Premises and fixed assets (includ-
 ing capitalized leases) . . . . . .   3,041,000
Other real estate owned. . . . . . .   3,371,000
Investments in unconsolidated
 subsidiaries and associated com-
 panies. . . . . . . . . . . . . . .     983,000
Customers' liability to this bank
 on acceptances outstanding. . . . .   1,512,000
Intangible assets. . . . . . . . . .      29,000
Other assets . . . . . . . . . . . .  11,866,000
                                    ------------
TOTAL ASSETS . . . . . . . . . . . .$175,712,000
                                    ------------
                                    ------------
                 LIABILITIES
Deposits:
 In domestic offices . . . . . . . .$ 34,236,000
  Noninterest-
   bearing . . . . . . . $11,921,000
  Interest-
   bearing . . . . . . . .22,315,000
                         -----------
 In foreign offices, Edge and
  Agreement subsidiaries, and
  IBFs . . . . . . . . . . . . . . .  94,076,000
   Noninterest-
    bearing. . . . . . . . 6,515,000
   Interest-
    bearing. . . . . . . $87,561,000
                         -----------
Federal funds purchased and se-
 curities sold under agreements
 to repurchase in domestic offices
 of the bank and of its Edge and
 Agreement subsidiaries, and in
 IBFs:
  Federal funds purchased. . . . . .   4,113,000
  Securities sold under agree-
  ments to repurchase. . . . . . . .   1,190,000
Other borrowed money . . . . . . . .  12,053,000
Mortgage indebtedness and obli-
 gations under capitalized leases. .     285,000
Bank's liability on acceptances ex-
 ecuted and outstanding. . . . . . .   1,530,000
Notes and debentures subordi-
 nated to deposits . . . . . . . . .   4,700,000
Other liabilities. . . . . . . . . .  12,462,000
                                    ------------
TOTAL LIABILITIES. . . . . . . . . .$164,645,000
                                    ------------
       EQUITY CAPITAL
Common stock . . . . . . . . . . . .$    751,000
Surplus. . . . . . . . . . . . . . .   5,912,000
Undivided profits and capital re-
 serves. . . . . . . . . . . . . . .   5,066,000
Cumulative foreign currency
 translation adjustments . . . . . .    (662,000)
                                    ------------
TOTAL EQUITY CAPITAL . . . . . . . .$ 11,067,000
                                    ------------
TOTAL LIABILITIES AND
 EQUITY CAPITAL. . . . . . . . . . .$175,712,000
                                    ------------
                                    ------------

  I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                ROGER W. TRUPIN

  We, the undersigned directors, attest to the correctness of this Report of Condition.
We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

CHRISTOPHER J. STEFFEN
PEI-YUAN CHIA                        Directors
PAUL J. COLLINS